Exhibit 99.1

Hewlett Packard Enterprise 3000 Hanover Street Palo Alto, CA 94304 hpe.com
Press Release
Hewlett Packard Enterprise Company Announces Pricing of Senior Notes
Editorial contact HPE Media Relations corpmediarelations@hpe.com HPE Investor Relations Investor.relations@hpe.com

PALO ALTO, CA – (September 10, 2018) – Hewlett Packard Enterprise Company (“Hewlett Packard Enterprise”) (NYSE: HPE) today announced the pricing of $500,000,000 aggregate principal amount of 3.500% notes due 2021 at a public offering price of 99.861% of the principal amount and $800,000,000 aggregate principal amount of floating rate notes due 2021 at a public offering price of 100.000% of the principal amount (the “Notes”). Hewlett Packard Enterprise intends to use the net proceeds from this offering to fund the repayment of the $1.05 billion outstanding principal amount of its 2.850% notes due 2018, the repayment of the $250 million outstanding principal amount of its floating rate notes due 2018, and for general corporate purposes.

The issuance of the Notes is expected to close on September 19, 2018, subject to customary closing conditions.
The Notes are being offered pursuant to an effective shelf registration statement (including a prospectus) on Form S-3 previously filed with the Securities and Exchange Commission (“SEC”). A preliminary prospectus supplement relating to the offering has been filed with the SEC and is available on the SEC’s website at www.sec.gov. Before you invest, you should read the prospectus in that registration statement (including the preliminary prospectus supplement for the offering to which this communication relates) and other documents Hewlett Packard Enterprise has filed with the SEC for more complete information about Hewlett Packard Enterprise and the offering. You may obtain these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, these documents may be obtained from Citigroup Global Markets Inc. by calling toll-free at 1-800-831-9146; from Merrill Lynch, Pierce, Fenner & Smith Incorporated by calling toll-free at 1-800-294-1322; or from Wells Fargo Securities, LLC by calling toll-free at 1-800-645-3751.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of the Notes in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful.

About Hewlett Packard Enterprise
Hewlett Packard Enterprise is a global technology leader focused on developing intelligent solutions that allow customers to capture, analyze and act upon data seamlessly from edge to cloud. HPE enables customers to accelerate business outcomes by driving new business models, creating new customer and employee experiences, and increasing operational efficiency today and into the future.
Forward-Looking Statements
The information included in this press release contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks, uncertainties and assumptions. If the risks or uncertainties ever materialize or the assumptions prove incorrect, the results of Hewlett Packard Enterprise may differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including any statements regarding the Notes offering, statements of the plans, strategies and objectives of management for future operations, as well as the execution of transformation and restructuring plans and any resulting cost savings, revenue or profitability improvements; any statements concerning the expected development, performance, market share or competitive performance relating to products or services; any statements regarding current or future macroeconomic trends or events and the impact of those trends and events on Hewlett Packard Enterprise and its financial performance; any statements regarding pending investigations, claims or disputes; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Other important factors that could cause the statements made in this document or the actual results of operations or financial condition of Hewlett Packard Enterprise to differ include, without limitation, that the Notes offering is subject to market conditions and a number of other conditions and approvals and the final terms may vary substantially as a result of market and other conditions. There can be no assurance that the Notes offering will be completed as described herein or at all. Risks, uncertainties and assumptions include the need to address the many challenges facing Hewlett Packard Enterprise’s businesses; the competitive pressures faced by Hewlett Packard Enterprise’s businesses; risks associated with executing Hewlett Packard Enterprise’s strategy; the impact of macroeconomic and geopolitical trends and events; the need to manage third-party suppliers and the distribution of Hewlett Packard Enterprise’s products and the delivery of Hewlett Packard Enterprise’s services effectively; the protection of Hewlett Packard Enterprise’s intellectual property assets, including intellectual property licensed from third parties and intellectual property shared with its former parent; risks associated with Hewlett Packard Enterprise’s international operations; the development and transition of new products and services and the enhancement of existing products and services to meet customer needs and respond to emerging technological trends; the execution and performance of contracts by Hewlett Packard Enterprise and its suppliers, customers, clients and partners; the hiring and retention of key employees; integration and other risks associated with business combination and investment transactions; the execution, timing and results of any transformation or restructuring plans, including estimates and assumptions related to the costs and anticipated benefits of implementing the transformation and restructuring plans; the effects of the U.S. Tax Cuts and Jobs Act and related guidance and regulations that may be implemented; the resolution of pending investigations, claims and disputes; and other risks that are described in Hewlett Packard Enterprise’s filings with the Securities and Exchange Commission, including but not limited to the risks described in Hewlett Packard Enterprise’s Annual Report on Form 10-K for the fiscal year ended October 31, 2017 and Hewlett Packard Enterprise’s Quarterly Reports on Form 10-Q for the fiscal quarters ended January 31, April 30 and July 31, 2018. Hewlett Packard Enterprise assumes no obligation and does not intend to update these forward-looking statements.